SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-24760                   41-1784594
           --------                     -------                   ----------
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
       of incorporation)                                  identification number)


          Suite 250,
    13911 Ridgedale Drive,
        Minnetonka, MN               55305               (952) 513-6900
    ----------------------           -----               --------------
(Address of principal executive    (zip code)    (Registrant's telephone number,
            offices)                                 including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

The Company completed the sale of Sucraid on May 5, 2003. The Company received $1.5 million of proceeds from the transaction. This transaction was discussed in the Company's press release dated April 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

Exhibit 99.1 - Press release dated April 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003                   ORPHAN MEDICAL, INC.


                                       /s/ Timothy G. McGrath
                                       ----------------------------------
                                       Timothy G. McGrath
                                       Chief Financial Officer
                                       (duly authorized officer and
                                       principal financial officer)

                                  EXHIBIT INDEX


Exhibit
Number                              Description

99.1     Press release dated April 30, 2003.